UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024
RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane, Suite 110A
Irving, Texas		75038
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (214) 771-9952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2024, RumbleOn, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Meeting”) at a virtual meeting online live via audio webcast.

Each shareholder of Class A common stock was entitled to ten votes per share on each of the director nominees and on each other matter presented at the Meeting. Each shareholder of Class B common stock was entitled to one vote per share on each of the director nominees and on each other matter presented at the Meeting.

The results of the matters submitted to a vote of shareholders at the Meeting were as follows:

Proposal 1 - The nominees for election as directors to serve until the 2025 annual meeting of shareholders or until their successors are duly elected and qualified, were elected based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark Cohen	26,028,054	1,239,660	4,534,602
William Coulter	27,103,967	163,747	4,534,602
Michael Kennedy	27,044,858	222,856	4,534,602
Rebecca Polak	26,941,602	388,612	4,534,602
Steven Pully	26,928,680	401,534	4,534,602
Michael Quartieri	27,099,737	230,477	4,534,602
Mark Tkach	27,169,616	160,598	4,534,602

Proposal 2 - The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,227,005	1,031,960	71,249	4,534,602

Proposal 3 - The proposal regarding the advisory vote to approve BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining
31,633,398	187,974	43,444

No other matters were submitted to a vote of the Company’s shareholders at the Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: June 5, 2024	By:	/s/ Brandy L. Treadway
Brandy L. Treadway
Chief Legal Officer